Subsequent Events	12 Months Ended
Dec. 31, 2019
Successor [Member]
Subsequent Events

20. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occur after the balance sheet date up to the date that the consolidated financial statements are issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

●	In February 2020, the Company announced an agreement to acquire Sahara Petroleum Services Company S.A.E (“SAPESCO”). The transaction, which is subject to standard regulatory approval and satisfaction of customary closing conditions, is expected to close in the second quarter of 2020 and will mark the entry of the NESR brand into Egypt, further expanding the Company’s presence in North Africa. Under the terms of the agreement, The Company will acquire all issued and outstanding shares of SAPESCO in a cash and stock transaction. The transaction is comprised of $27.0 million in cash paid to shareholders at closing, a $22 million payment of SAPESCO debt, and issuance of the Company’s shares in two tranches as earn-outs at a minimum price of $10.00 per share based on a portion of 2019 EBITDA and performance metrics, using a multiple of up to 4.35x.